UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2010

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA		17325
(Address of principal executive offices)		(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Current Report on Form 8-K

Item 7.01 Regulation FD Disclosure

The information set forth under the caption “Item 8.01 Other Events” is hereby incorporated into this Item 7.01 by this reference.

Item 8.01 Other Events

On May 20, 2010, Adams County National Bank, the wholly-owned subsidiary of ACNB Corporation, filed an application with the Pennsylvania Department of Banking to convert from a national banking association to a Pennsylvania state-chartered bank and trust company. ACNB Corporation issued a press release regarding the application to convert on May 21, 2010, a copy of which is furnished as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: May 21, 2010	/s/ David W. Cathell
David W. Cathell
Executive Vice President, Treasurer & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated May 21, 2010.